Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER UNDER SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Quarterly Report of GulfMark Offshore, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James M. Mitchell, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 22, 2015

By:	/s/ James M. Mitchell
James M. Mitchell Executive Vice President and Chief Financial Officer